Income Taxes - Schedule of Components of Income Tax Expense (Benefit) (Detail) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Income Tax Disclosure [Abstract]
Net operating losses		$ 26
Deferred tax asset before valuation allowance		26
Short-Term Valuation allowance		(26)
Net short-term deferred tax asset	$ 0	0
R&D and other credit carryforwards	1,511	980
Deferred tax asset before valuation allowance	1,511	980
Long-Term Valuation allowance	(1,511)	(980)
Net long-term deferred tax asset	$ 0	$ 0